UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

	Shares	Value
Common Stocks—92.9%
Consumer Discretionary—7.9%
Automobiles—1.4%
Ford Motor Co.	2,500,000	$28,050,000
General Motors Co.	745,000	26,805,100
		54,855,100

Hotels, Restaurants & Leisure—1.2%
Extended Stay America, Inc.	2,255,000	44,581,350

Household Durables—2.1%
CalAtlantic Group, Inc.	1,785,000	62,653,500
PulteGroup, Inc.	790,000	19,291,800
		81,945,300

Media—1.7%
Comcast Corp., Cl. A	500,000	20,225,000
Time Warner, Inc.	455,000	46,601,100
		66,826,100

Multiline Retail—1.1%
Kohl’s Corp.	375,000	15,506,250
Macy’s, Inc.	1,085,000	25,768,750
Target Corp.	50,000	2,833,500
		44,108,500

Specialty Retail—0.4%
Signet Jewelers Ltd.	265,000	16,207,400

Consumer Staples—6.4%
Beverages—0.8%
Molson Coors Brewing Co., Cl. B	365,000	32,477,700

Food & Staples Retailing—2.9%
CVS Health Corp.	290,000	23,179,700
Kroger Co. (The)	357,500	8,765,900
Walgreens Boots Alliance, Inc.	590,000	47,595,300
Wal-Mart Stores, Inc.	432,500	34,595,675
		114,136,575

Food Products—1.8%
B&G Foods, Inc.	782,500	28,365,625
Kraft Heinz Co. (The)	467,500	40,887,550
		69,253,175

Tobacco—0.9%
Altria Group, Inc.	52,500	3,410,925
Philip Morris International, Inc.	257,500	30,052,825
		33,463,750

1        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Energy—11.9%
Energy Equipment & Services—0.1%
Halliburton Co.	95,500	$4,053,020

Oil, Gas & Consumable Fuels—11.8%
BP plc, Sponsored ADR	1,705,000	59,913,700
Chevron Corp.	1,070,000	116,833,300
Exxon Mobil Corp.	825,000	66,033,000
Kinder Morgan, Inc.	1,950,000	39,838,500
Marathon Oil Corp.	3,450,000	42,193,500
Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,612,500	91,154,625
Williams Cos., Inc. (The)	1,535,000	48,782,300
		464,748,925

Financials—30.7%
Capital Markets—5.5%
Goldman Sachs Group, Inc. (The)	281,250	63,374,063
KKR & Co. LP1	3,775,000	73,159,500
Morgan Stanley	1,680,000	78,792,000
		215,325,563

Commercial Banks—12.0%
Bank of America Corp.	2,060,000	49,687,200
Citigroup, Inc.[2]	3,187,500	218,184,375
JPMorgan Chase & Co.[2]	1,247,500	114,520,500
Wells Fargo & Co.	1,625,000	87,652,500
		470,044,575

Diversified Financial Services—0.7%
Voya Financial, Inc.	680,000	26,683,200

Insurance—3.2%
American International Group, Inc.	1,085,000	71,013,250
Assured Guaranty Ltd.	150,000	6,751,500
MetLife, Inc.	887,000	48,785,000
		126,549,750

Real Estate Investment Trusts (REITs)—6.0%
Blackstone Mortgage Trust, Inc., Cl. A	875,000	27,011,250
Colony NorthStar, Inc., Cl. A	5,660,000	82,862,400
iStar, Inc.[3]	938,000	11,209,100
Starwood Property Trust, Inc.	1,857,500	40,939,300
Two Harbors Investment Corp.	2,900,000	28,681,000
Uniti Group, Inc.	1,802,500	46,144,000
		236,847,050

Real Estate Management & Development—1.1%
Realogy Holdings Corp.	995,000	33,034,000

2        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value
Real Estate Management & Development (Continued)
Safety Income & Growth, Inc.[3]	495,000	$9,207,000
		42,241,000

Thrifts & Mortgage Finance—2.2%
MGIC Investment Corp.[3]	4,075,000	47,555,250
Radian Group, Inc.	2,367,500	41,241,850
		88,797,100

Health Care—11.0%
Biotechnology—2.6%
AbbVie, Inc.	552,500	38,625,275
Gilead Sciences, Inc.	837,500	63,725,375
		102,350,650

Health Care Equipment & Supplies—2.6%
Abbott Laboratories	1,175,000	57,786,500
Medtronic plc	537,500	45,133,875
		102,920,375

Pharmaceuticals—5.8%
Bristol-Myers Squibb Co.	325,000	18,492,500
Johnson & Johnson	365,000	48,442,800
Merck & Co., Inc.	1,020,000	65,157,600
Pfizer, Inc.[2]	2,825,000	93,677,000
		225,769,900

Industrials—5.4%
Aerospace & Defense—0.9%
General Dynamics Corp.	62,500	12,270,625
United Technologies Corp.	206,250	24,455,063
		36,725,688

Airlines—1.6%
United Continental Holdings, Inc.[3]	896,850	60,698,808

Commercial Services & Supplies—0.2%
RR Donnelley & Sons Co.	577,500	7,137,900

Electrical Equipment—1.2%
Eaton Corp. plc	385,750	30,184,937
General Cable Corp.	900,000	17,370,000
		47,554,937

Industrial Conglomerates—1.2%
General Electric Co.	1,775,000	45,457,750

Machinery—0.3%
Navistar International Corp.[3]	400,000	12,308,000

3        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Information Technology—10.8%
Communications Equipment—1.6%
Cisco Systems, Inc.	2,052,500	$64,551,125

Internet Software & Services—0.6%
Alphabet, Inc., Cl. C3	23,500	21,866,750

IT Services—0.6%
International Business Machines Corp.	170,000	24,593,900

Semiconductors & Semiconductor Equipment—2.3%
Intel Corp.	1,025,000	36,356,750
Micron Technology, Inc.[3]	933,250	26,242,990
QUALCOMM, Inc.	513,500	27,313,065
		89,912,805

Software—2.4%
CyberArk Software Ltd.[3]	107,500	4,480,600
Microsoft Corp.	630,000	45,801,000
Oracle Corp.	892,500	44,562,525
		94,844,125

Technology Hardware, Storage & Peripherals—3.3%
Apple, Inc.	536,250	79,756,462
HP, Inc.	1,085,000	20,723,500
Western Digital Corp.	330,000	28,089,600
		128,569,562

Materials—2.1%
Chemicals—1.4%
Dow Chemical Co. (The)	545,000	35,010,800
LyondellBasell Industries NV, Cl. A	237,500	21,396,375
		56,407,175

Containers & Packaging—0.4%
International Paper Co.	304,750	16,755,155

Paper & Forest Products—0.3%
Domtar Corp.	250,000	9,765,000

Telecommunication Services—3.2%
Diversified Telecommunication Services—3.2%
AT&T, Inc.	2,225,000	86,775,000
CenturyLink, Inc.	125,000	2,908,750
Verizon Communications, Inc.	550,000	26,620,000
Windstream Holdings, Inc.	2,775,000	10,517,250
		126,821,000

4        OPPENHEIMER EQUITY INCOME FUND

				Shares		Value
Utilities—3.5%
Electric Utilities—2.4%
American Electric Power Co., Inc.					650,000	$45,851,000
Exelon Corp.					1,288,889	49,416,004
						95,267,004

Independent Power and Renewable Electricity Producers—1.1%
NRG Energy, Inc.					1,722,500	42,407,950
Total Common Stocks (Cost $2,832,137,341)						3,645,830,692

Preferred Stocks—6.6%
Allergan plc, 5.50% Cv., Series A					87,500	78,225,875
Becton Dickinson & Co., 0.655% Cv., Series A, Non-Vtg.					212,500	11,876,625
Crown Castle International Corp., 18.142% Cv., Series A, Non-Vtg.[3]					3,000	3,201,681
Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.[4]					1,043,731	26,479,455
iStar, Inc., 4.50% Cv., Non-Vtg.					932,050	47,152,410
Post Holdings, Inc., 0.625% Cv., Series C					310,000	48,786,250
Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.					77,000	44,968,000
Total Preferred Stocks (Cost $360,069,526)						260,690,296

				Principal Amount
Non-Convertible Corporate Bond and Note—0.0%
Reynolds American, Inc., 7% Sr. Unsec. Nts., 8/4/41 (Cost $358,961)[5]					$354,000	472,420

Convertible Corporate Bond and Note—0.1%
Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43 (Cost $6,209,405)					5,500,000	5,943,438

				Shares
Structured Securities—0.7%
Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17					198,902	6,892,922
Credit Suisse AG (London), Alphabet, Inc. Equity Linked Nts., 9/22/17[5]					21,230	19,901,241
Total Structured Securities (Cost $27,508,406)						26,794,163

		Exercise Price	Expiration Date	Contracts
Exchange-Traded Options Purchased—0.1%
Bank of America Corp. Put[3]	USD	23.000	8/18/17	USD	9,000	63,000
Halliburton Co. Put[3]	USD	42.500	8/18/17	USD	5,000	480,000
Lowe’s Cos., Inc. Put[3]	USD	65.000	8/18/17	USD	1,000	3,000
Lowe’s Cos., Inc. Put[3]	USD	67.500	8/18/17	USD	2,000	10,000
Micron Technology, Inc. Put[3]	USD	28.000	8/18/17	USD	5,000	480,000
Micron Technology, Inc. Put[3]	USD	29.000	8/18/17	USD	3,500	535,500
Oracle Corp. Put[3]	USD	46.000	8/18/17	USD	7,500	30,000
QUALCOMM, Inc. Put[3]	USD	50.000	8/18/17	USD	3,000	42,000
Teva Pharmaceutical Industries Ltd. Put[3]	USD	30.000	8/18/17	USD	2,250	78,750

5        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Exercise Price	Expiration Date		Contracts	Value
Exchange-Traded Options Purchased (Continued)
Teva Pharmaceutical Industries Ltd. Put[3]	USD	30.000	9/15/17	USD	250	$16,750
Voya Financial, Inc. Put[3]	USD	34.000	8/18/17	USD	11,250	365,625
Voya Financial, Inc. Put[3]	USD	32.000	8/18/17	USD	2,000	65,000
Wells Fargo & Co. Put[3]	USD	52.500	9/15/17	USD	2,600	189,800
Wells Fargo & Co. Put[3]	USD	52.500	8/18/17	USD	1,500	45,000
Total Exchange-Traded Options Purchased (Cost $1,902,662)						2,404,425

Total Investments, at Value (Cost $3,228,186,301)					100.4%	3,942,135,434
Net Other Assets (Liabilities)					(0.4)	(16,394,605)
Net Assets					100.0%	$3,925,740,829

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $287,287,972. See Note 6 of the accompanying Notes.

3. Non-income producing security.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares July 31, 2017
Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.[a]	992,500	84,970	33,739	1,043,731
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	338,393,226	338,393,226	—

		Value	Income	Realized Loss
Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.[a]		$ —[b]	$17,132,334	$2,200,924
Oppenheimer Institutional Government Money Market Fund, Cl. E		—	27,576	—

Total		$—	$17,159,910	$2,200,924

a. No longer an affiliate at period end.

b. The security is no longer an affiliate; therefore, the value has been excluded from this table.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,373,661 or 0.52% of the Fund’s net assets at period end.

Exchange-Traded Options Written at July 31, 2017
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Abbott Laboratories Call	USD	50.000	8/18/17	USD	(250)	$ 31,739	$ (9,000)

6        OPPENHEIMER EQUITY INCOME FUND

Exchange-Traded Options Written (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Alphabet, Inc. Call	USD	990.000	8/18/17	USD	(75)	$117,903	$(7,875)
Apple, Inc. Call	USD	160.000	8/18/17	USD	(575)	58,476	(28,750)
Assured Guaranty Ltd. Call	USD	41.000	8/18/17	USD	(500)	92,072	(208,750)
Assured Guaranty Ltd. Call	USD	42.000	8/18/17	USD	(1,000)	142,741	(325,000)
Bank of America Corp. Put	USD	24.000	8/18/17	USD	(8,500)	366,445	(272,000)
Bank of America Corp. Call	USD	24.500	8/18/17	USD	(50)	1,273	(1,100)
CenturyLink, Inc. Call	USD	24.000	8/18/17	USD	(200)	9,391	(11,000)
Domtar Corp. Call	USD	40.000	8/18/17	USD	(2,000)	109,241	(80,000)
Eaton Corp. plc Call	USD	80.000	8/18/17	USD	(25)	3,657	(1,750)
Eaton Corp. plc Call	USD	82.500	8/18/17	USD	(70)	2,877	(1,260)
General Dynamics Corp. Call	USD	200.000	8/18/17	USD	(160)	73,806	(16,000)
General Electric Co. Call	USD	26.000	8/18/17	USD	(250)	4,364	(5,000)
General Motors Co. Call	USD	36.000	9/15/17	USD	(1,500)	133,157	(135,000)
Halliburton Co. Put	USD	45.000	8/18/17	USD	(5,000)	676,959	(1,380,000)
Intel Corp. Call	USD	35.000	8/18/17	USD	(500)	19,128	(30,000)
Intel Corp. Call	USD	36.000	9/15/17	USD	(1,500)	65,369	(61,500)
Intel Corp. Call	USD	36.000	8/18/17	USD	(1,500)	33,760	(24,000)
Kinder Morgan, Inc. Call	USD	21.000	8/18/17	USD	(750)	16,037	(5,250)
Kohl’s Corp. Call	USD	43.000	8/18/17	USD	(350)	40,556	(35,000)
Kohl’s Corp. Call	USD	42.500	8/18/17	USD	(650)	52,539	(72,800)
Kohl’s Corp. Call	USD	44.000	8/18/17	USD	(2,000)	136,001	(136,000)
Lowe’s Cos., Inc. Put	USD	72.500	8/18/17	USD	(1,000)	169,783	(19,000)
Lowe’s Cos., Inc. Put	USD	70.000	8/18/17	USD	(1,000)	87,725	(7,000)
Macy’s, Inc. Call	USD	25.500	8/18/17	USD	(2,500)	115,542	(120,000)
Macy’s, Inc. Call	USD	25.000	8/18/17	USD	(1,000)	60,443	(62,000)
Merck & Co., Inc. Call	USD	65.000	8/18/17	USD	(250)	16,364	(9,750)
MGIC Investment Corp. Call	USD	12.000	8/18/17	USD	(350)	7,613	(3,500)
Micron Technology, Inc. Call	USD	32.000	8/18/17	USD	(100)	13,795	(1,600)
Micron Technology, Inc. Put	USD	31.000	8/18/17	USD	(5,000)	537,773	(1,510,000)
Microsoft Corp. Call	USD	77.500	8/18/17	USD	(550)	30,371	(2,200)
Morgan Stanley Call	USD	49.000	8/18/17	USD	(250)	5,934	(3,500)
Navistar International Corp. Call	USD	30.000	8/18/17	USD	(50)	5,023	(7,750)
NRG Energy, Inc. Call	USD	23.000	8/18/17	USD	(1,500)	209,946	(318,750)
NRG Energy, Inc. Call	USD	24.000	8/18/17	USD	(2,000)	175,720	(280,000)
NRG Energy, Inc. Call	USD	25.000	8/18/17	USD	(3,500)	270,093	(311,500)
Oracle Corp. Call	USD	52.500	8/18/17	USD	(175)	5,592	(875)
Philip Morris International, Inc. Call	USD	115.000	8/18/17	USD	(50)	4,747	(16,500)
PulteGroup, Inc. Call	USD	26.000	8/18/17	USD	(350)	6,870	(700)
QUALCOMM, Inc. Call	USD	57.500	8/18/17	USD	(3,000)	77,644	(12,000)
Radian Group, Inc. Call	USD	17.000	8/18/17	USD	(75)	5,883	(6,000)
United Technologies Corp. Call	USD	125.000	8/18/17	USD	(175)	18,192	(875)
Voya Financial, Inc. Call	USD	39.000	8/18/17	USD	(125)	10,266	(15,000)
Voya Financial, Inc. Put	USD	37.000	8/18/17	USD	(12,500)	1,208,934	(375,000)
Wells Fargo & Co. Put	USD	55.000	8/18/17	USD	(3,500)	311,562	(567,000)

7        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Western Digital Corp. Call	USD	97.500	8/18/17	USD	(500)	$86,010	$(4,500)

Total Exchange-Traded Options Written						$5,629,316	$(6,502,035)

8        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

9        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

    Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

10        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$308,523,750	$—	$—	$308,523,750
Consumer Staples	249,331,200	—	—	249,331,200
Energy	468,801,945	—	—	468,801,945
Financials	1,206,488,238	—	—	1,206,488,238
Health Care	431,040,925	—	—	431,040,925
Industrials	209,883,083	—	—	209,883,083
Information Technology	424,338,267	—	—	424,338,267
Materials	82,927,330	—	—	82,927,330
Telecommunication Services	126,821,000	—	—	126,821,000
Utilities	137,674,954	—	—	137,674,954
Preferred Stocks	213,537,886	47,152,410	—	260,690,296
Non-Convertible Corporate Bond and Note	—	472,420	—	472,420
Convertible Corporate Bond and Note	—	5,943,438	—	5,943,438
Structured Securities	—	26,794,163	—	26,794,163
Exchange-Traded Options Purchased	2,404,425	—	—	2,404,425

Total Assets	$3,861,773,003	$80,362,431	$—	$3,942,135,434

11        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Options written, at value	$(6,502,035)	$—	$—	$(6,502,035)

Total Liabilities	$(6,502,035)	$—	$—	$(6,502,035)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more

12        OPPENHEIMER EQUITY INCOME FUND

4. Investments and Risks (Continued)

general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

13        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could

14        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $800,027 on purchased put options.

    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an

15        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

illiquid market where the Fund is unable to close the contract.

    During the reporting period, the Fund had an ending monthly average market value of $3,726,010 and $2,664,104 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of October 31, 2016	129,632	$7,155,512
Options written	794,270	80,146,772
Options closed or expired	(484,802)	(41,738,766)
Options exercised	(372,195)	(39,934,202)

Options outstanding as of July 31, 2017	66,905	$5,629,316

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

16        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange- traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$3,290,202,327
Federal tax cost of other investments	(5,629,316)

Total federal tax cost	$3,284,573,011

Gross unrealized appreciation	$818,145,956
Gross unrealized depreciation	(167,083,928)

Net unrealized appreciation	$651,062,028

17        OPPENHEIMER EQUITY INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/12/2017